[EXHIBIT 3.1]


                        Articles of Incorporation

             FILED              (PERSUANT TO THE)          Filling fee:
     IN THE OFFICE OF THE        STATE OF NEVADA         Receipt: C 3496
  SECRETARY OF STATE OF THE    Secretary of State
        STATE OF NEVADA

        Jan 03 1996


(For filing office use)      134-96               (For filing office use)
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  IMPORTANT: Read instructions on reverse side before completing this form

                       TYPE OR PRINT (BLACK ONLY)            RECEIVED
                                                             JAN 03 1996
1. NAME OF CORPORATION:   Imporex Investment Corp.
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2. RESIDENT AGENT: (designated resident agent and his STREET ADDRESS in
   Nevada where process may be served)

   Name of Resident Agent: Nevada First Bancorp.    Secretary of State
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Street Address: 1800 East Sahara Avenue, Suite 104   Las Vegas     89104
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                    Street No.  Street Name             City        Zip

3. SHARES: (number of shares the corporation is authorized to issue)

Number of shares with par value:    25,000     Par value:        $1.00
                                ------------             -------------------
Number of shares without par value    0
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4. GOVERNING BOARD: shall be styled as (check one)     X      Directors
                                                   ----------
                                                   __________ Trustee

    The FIRST BOARD OF DIRECTORS shall consist of _one_ members and the name, and addresses are as fallows (attach additional pages if necessary):
  Chad Holz                             1800 Sahara Avenue, Ste 104
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Name                                    Address

                                        Las Vegas  NV  89104
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                                        City/ State/ Zip

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Name                                    Address

                                        ------------------------------------
                                        City/ State / Zip

5. PURPOSE (optional - see reverse side). The purpose of the corporation shall be:

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6. OTHER MATTERS: This form includes the minimal statutory requirements to incorporate under NRS 78. You may attach information pursuant to NRS 78.037 or any other information you deem appropriate. If any of the additional information is contradictory to this form it cannot be filed and will be
returned to you for correction.  Number of pages attached         0
                                                         -------------------

7. SIGNATURES OF INCORPORATORS: The names and addresses of each of the incorporators signing the articles: (signatures must be authorized) (Attach additional pages if there are more than two Incorporators)

Melissa Braun
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Name (print)                            Name (print)

1800 E Sahara Ave. Ste.104
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Address                                 Address

Las Vegas, NV 89104
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City/ State / Zip                       City/ State / Zip

Melissa Braun
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Signature                               Signature

State of   Nevada   County of  Clark    State of            County of
         ----------           --------           ----------           ------

This instrument was acknowledged        This instrument was acknowledged
before me on   December 19, 1995        before me on
            --------------------------               -----------------------
by          Melissa Braun               by
   -----------------------------------    ----------------------------------
           Name of Person                           Name of Person
as incorporator:                        as incorporator:
of     Imporex Investments Corp.        of
  ------------------------------------    ----------------------------------
   (name of party on behalf of whom        (name of party on behalf of whom
        instrument was executed)                instrument was executed)

             (SEAL AFFIXED)
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Chad Holz (sg)
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        Notary Public Signature                 Notary Public Signature

    (affix notary stamp or seal)             (affix notary stamp or seal)

8. CERTIFICATE OF ACCEPTANCE OF APPOINTMENT OF RESIDENT AGENT
I,      Nevada First Bancorp.    hereby accept appointment as Resident Agent
  ------------------------------
for the above corporation


                                                DECEMBER 19, 1995
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Signature of Resident Agent                                             Date


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                       STATE OF NEVADA





             DEPARTMENT OF BUSINESS AND INDUSTRY
                    DIVISION OF INSURANCE
                       CAPITOL COMPLEX
                1655 Hot Spring Road, No. 153
                     City, Nevada 89710
                       (702) 687-6270


Imporex Investments Corp.
Purpose Marketing                                         RECEIVED
Investing
                                                        JAN 03 1996


                        CERTIFICATION                Secretary of State
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           Although my corporate name contains a word(s) that suggests that
I may be engaged in the business of insurance:


__X__I certify that the corporation, it's officers, directors and employees

__ARE NOT__ engaged in the business of insurance.



_____I certify that the corporation, it's officers, directors and employees
__ARE__ engaged in the business of insurance and will become properly licensed by the Division of Insurance.



12/28/95                         Melissa Braun
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Date                             Name



                                 ------------------------------------------
                                 Signature of Corporate Officer



Please return this certification to:       Attn: Corporate Fillings
                                           Nevada Secretary of State
                                           State Capitol Complex
                                           Carson City, NV 89710


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Insurance Division Use Only            Completed affidavit may be forwarded
                                       to the Insurance Division At
                                       (702)687-6270

Received by Division of Insurance_____________   Date: 1- 3- 96
                                                      ---------------------

     _______Approval Not Required        __________Approval Required


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